UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-35026	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1021 Anacapa Street Santa Barbara, California		93101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to update the Current Report on Form 8-K filed by Pacific Capital Bancorp (the “Company”) on May 16, 2011 (the “Original Report”) with the Securities and Exchange Commission (the “SEC”). The sole purpose of this amendment is to disclose, as required by SEC regulations, the decision of the Company’s Board of Directors regarding the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. No changes have been made to the Original Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As reported in the Original Report, at the Company’s 2011 Annual Meeting of Stockholders held on May 11, 2011, 98.74% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding future advisory votes on named executive officer compensation every year. In light of these results, the Company’s Board of Directors has decided that future advisory votes on named executive officer compensation will be held every year until the next advisory vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP
(Registrant)

October 6, 2011	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer